UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):    February 8, 2000


                           BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)



    3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                     77515
   (Address of principal executive offices)                  (Zip code)



       Registrant's telephone number, including area code: (409) 849-6550

ITEM 5.     OTHER EVENTS.

            Benchmark Electronics, Inc. today made the press release attached hereto as Exhibit 99.1

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following material is filed as an exhibit to this Current Report on Form 8-K.

      EXHIBIT
      NUMBER                  DESCRIPTION
      -------                 -----------

       99.1                   Press Release dated February 8, 2000.

                               S I G N A T U R E


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BENCHMARK ELECTRONICS, INC.



Dated: February 8, 2000             By: /s/ DONALD E. NIGBOR
                                            Donald E. Nigbor
                                            Treasurer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------

  99.1                  Press Release dated February 8, 2000